                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 1996

                                 CFX CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Hampshire               1-10633                       02-0402421
- ----------------------------     --------------             --------------------
(State or other jurisdiction      (Commission                 (I.R.S. employer
      of incorporation)           file number)               identification no.)

 102 Main Street, Keene, New Hampshire                                   03431
- ----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip code)

       Registrant's telephone number, including area code:  (603) 352-2502
                                                            --------------

                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS

     On February 9, 1996, Registrant filed a Current Report on Form 8-K disclosing that Registrant and its principal subsidiary bank, CFX Bank, had entered into an Agreement and Plan of Merger and an Agreement and Plan of Reorganization with Milford Co-operative Bank ("Milford"), and that Registrant and Milford had entered into a Stock Option Agreement.

     Attached hereto as Exhibits and incorporated herein by reference are (1) Milford's audited financial statements as of June 30, 1995 and for the twelve months then ended; (2) Milford's unaudited financial statements as of December 31, 1995 and for the six months then ended; (3) certain additional information required by Items III and IV of Guide 3 as presented in Milford's Revised Annual Report on Form 10-KSBA for the year ended June 30, 1995; (4) a consent of Shatsell, MacLeod & Co.; and (5) a consent of Coopers & Lybrand L.L.P.

     Also attached hereto as an Exhibit and incorporated herein by reference is a press release dated April 10, 1996 announcing Registrant's earnings for the first quarter of 1996.

     On January 16, 1996, Registrant filed a Current Report on Form 8-K disclosing that Registrant had entered into an Agreement and Plan of Merger ("Merger Agreement") with The Safety Fund Corporation ("Safety Fund"). Pursuant to Section 1.4(b) of the Merger Agreement, four directors of Safety Fund to be designated by Registrant after consultation with Safety Fund shall be elected to the Board of Directors of Registrant if the transaction is consummated. Registrant, after consultation with Safety Fund, has designated the following four directors of Safety Fund to be elected to Registrant's Board of Directors, and Registrant's Board of Directors intends to nominate such persons for re-election and support their re-election at the annual meeting of Registrant's shareholders to be held in 1997 as required by
Section 1.4(b) of the Merger Agreement:

     Christopher W. Bramley, age 54, Director of Safety Fund since 1994, currently President and CEO of Safety Fund and President and CEO of SFNB, previously an Executive Vice President, Shawmut Bank, N.A., and President and CEO of Shawmut Worchester County Bank. Mr. Bramley beneficially owns 24,877 shares of Safety Fund Common Stock.

     P. Kevin Condron, age 50, Director of Safety Fund since 1984, currently President and CEO of Central Supply Company, Inc. (wholesale plumbing and heating). Mr. Condron beneficially owns 23,140 shares of Safety Fund Common Stock.

     William E. Aubuchon, III, age 51, Director of Safety Fund since 1974, currently Chairman of the Board and CEO of W.E. Aubuchon Co., Inc. (retail hardware). Mr. Aubuchon beneficially owns 11,869 shares of Safety Fund Common Stock.

     David R. Grenon, age 56, Director of Safety Fund since 1979, currently Chairman of Advisory Board and Assistant Clerk, The Protector Group Insurance Agency, Inc. (property and casualty insurance agency), previously President and CEO of The Protector Group Insurance Agency, Inc., Director and shareholder, The Protector Insurance Agency, Inc. (financial services insurance agency) and Director of Commerce Holdings, Inc. and Commerce Group, Inc. Mr. Grenon beneficially owns 41,364 shares of Safety Fund Common Stock.

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          99.1 Milford's audited financial statements as of June 30, 1995 and for the three years then ended and unaudited financial statements as of December 31, 1995 and December 31, 1994 and for the six months then ended.

          99.2 Certain additional information required by Items III and IV of Guide 3 as presented in Milford's Revised Annual Report on Form 10-KSBA for the year ended June 30, 1995.

          99.3   Consent of Shatswell, MacLeod & Co.

          99.4   Consent of Coopers & Lybrand L.L.P.

          99.5   Press Release dated April 10, 1996.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CFX CORPORATION


Date:  April 12, 1996                   By: /s/ Mark A. Gavin
                                            -----------------------------
                                            Mark A. Gavin,
                                            Chief Financial Officer

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                                  EXHIBIT INDEX


                                                                 Location in
                                                                 Sequentially
                                                                 Numbered Copy
                                                                 -------------

Exhibit 99.1    Milford's audited financial statements as of       Page
                June 30, 1995 and for the three years then              ----
                ended and unaudited financial statements as of December 31, 1995 and December 31, 1994 and for the six months then ended.

Exhibit 99.2    Certain additional information required by         Page
                Items III and IV of Guide 3 as presented in             ----
                Milford's Revised Annual Report on Form 10-KSBA for the year ended June 30, 1995.

Exhibit 99.3    Consent of Shatswell, MacLeod & Co.                Page
                                                                        ----

Exhibit 99.4    Consent of Coopers & Lybrand L.L.P.                Page
                                                                        ----

Exhibit 99.5    Press Release Dated April 10, 1996.                Page
                                                                        ----